Microsoft Word 10.0.4219;SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934:

                              For February 14, 2003

                           Commission File No. 0-9785

                         TRI CITY BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)



  Wisconsin                                               39-1158740
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)



6400 South 27th Street
Oak Creek, Wisconsin                                      53154
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:  (414) 761-1610



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Item 5.  Other Events

         On February 12, 2003 the Board of Directors declared a 3-for-1 stock split of the company's $1 par value common stock for holders of record as of 12:01 a.m. on February 28, 2003. Attached is a copy of the February 13, 2003 press release announcing the stock split.

Item 7.  Exhibits

         Exhibit No.                Description

             3.1 Articles of Amendment dated February 12, 2003, effective February 28, 2003 to Restated Articles of Incorporation of Tri City Bankshares Corporation.

             3.2 Restated Articles of Incorporation of Tri City Bankshares Corporation (composite provided pursuant to Regulation S-K
                  Item 601(b)(3)(i) to reflect amendment effective
                  February 28, 2003).

            99.1  Form of Press Release issued February 13, 2003.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         TRI CITY BANKSHARES CORPORATION
                                  (Registrant)


Date:  February 14, 2003                             /s/Thomas W. Vierthaler
      ----------------------                       -----------------------------
                                                   Thomas W. Vierthaler
                                                   Vice President & Comptroller
                                                   (Chief Accounting Officer)





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                                    EXHIBITS


Exhibit No.                  Description
-------------              --------------

    3.1                    Articles of Amendment dated February 13, 2003.

    3.2                    Restated Articles of Incorporation.

   99.1                    Form of Press Release issued February 13, 2003.